EXHIBIT 10.30

         SENIOR SUBORDINATED SUBSIDIARIES GUARANTEE DATED MARCH 18, 1996 FROM ALL OF THE COMPANY'S WHOLLY-OWNED SUBSIDIARIES IN FAVOR OF CIBC INC.

                   SENIOR SUBORDINATED SUBSIDIARIES GUARANTEE
                 DATED MARCH 18, 1996 FROM ALL OF THE COMPANY'S
                WHOLLY-OWNED SUBSIDIARIES IN FAVOR OF CIBC INC.

                  SENIOR SUBORDINATED SUBSIDIARIES GUARANTEE, dated as of March 18, 1996, made by each of the corporations that are signatories hereto (the "GUARANTORS") in favor of CIBC INC. (the "LENDER") in connection with that certain Senior Subordinated Promissory Note, dated the date hereof (as amended, supplemented or otherwise modified from time to time, the "NOTE"), made by ALL AMERICAN SEMICONDUCTOR, INC. (the "BORROWER") in favor of the Lender.

                              W I T N E S S E T H:

                  WHEREAS, the Lender is making a loan to the Borrower, as evidenced by the Note, upon the terms and subject to the conditions set forth therein;

                  WHEREAS, the Borrower owns directly or indirectly all of the issued and outstanding stock of each Guarantor;

                  WHEREAS, the Borrower and the Guarantors are engaged in related businesses, and each Guarantor will derive substantial direct and indirect benefit from the making of the loan; and

                  WHEREAS, the Lender is willing to make the loan to the Borrower to be evidenced by the Note only on the condition that the Guarantors shall have executed and delivered this Guarantee to the Lender.

                  NOW, THEREFORE, in consideration of the premises and to induce the Lender to make its loan to the Borrower to be evidenced by the Note, the Guarantors hereby agree with the Lender as follows:

                  1. DEFINED TERMS. (a) Unless otherwise defined herein, terms defined in the Note and used herein shall have the meanings ascribed to them in the Note, and the following term shall have the following meaning:

                  "GUARANTOR OBLIGATIONS": with respect to any
            Guarantor, all its obligations and liabilities under the guarantee made by it in favor of SunTrust pursuant to the SunTrust Credit Agreement.

                  (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

                  (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                  2. GUARANTEE. (a) Subject to the provisions of paragraph 2(b), each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Lender and its successors, indorsees, transferees and assigns the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

                  (b) Anything herein or in the Note to the contrary notwithstanding, the maximum liability of each Guarantor hereunder shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors.

                  (c) Each Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guarantee.

                  (d) No payment or payments made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Lender from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by such Guarantor in respect of the Obligations or payments received or collected from such Guarantor in respect of the Obligations, remain liable for the Obligations until the Obligations are paid in full.

                  (e) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Lender on account of its liability hereunder, it will notify the Lender in writing that such payment is made under this Guarantee for such purpose.

                  3. SUBORDINATION. (a) Each Guarantor and the Lender agree that the Obligations are expressly "subordinate and junior in right of payment" (as that phrase is defined in paragraph 3(b) below) to such Guarantor's Guarantor Obligations.

                  (b) "SUBORDINATE AND JUNIOR IN RIGHT OF PAYMENT" means that:

                            (i) upon the occurrence of any Insolvency Event with respect to any Guarantor, (A) such Guarantor's Guarantor Obligations shall be paid in full before any payment or distribution (other than a payment or distribution of securities which are subordinate to the payment of all such Guarantor's Guarantor Obligations then outstanding) is made with respect to the Obligations; and (B) any payment or distribution of assets of such Guarantor, whether in cash, property or securities (other than a payment or distribution of securities which are subordinate to the payment of all such Guarantor's Guarantor Obligations then outstanding), to which the Lender would be entitled except for the provisions of this Section 3, shall be paid or delivered by such Guarantor, or any receiver, trustee in bankruptcy, liquidating trustee, disbursing agent or other Person making such payment or distribution, directly to SunTrust, to the extent necessary to pay in full all such Guarantor's Guarantor Obligations, before any payment or distribution shall be made to the Lender on account of the Obligations; and

                            (ii) unless and until the SunTrust Obligations have been paid in full and SunTrust's commitment to make loans under the SunTrust Credit Agreement has been terminated, without the express prior written consent of SunTrust, no amount shall be paid (whether directly or indirectly, by set-off, redemption, purchase or otherwise) by such Guarantor under this Guarantee during such time as a Blockage Period is in effect.

                  (c) Subject to the payment in full of such Guarantor's Guarantor Obligations, the Lender shall be subrogated to the rights of SunTrust to receive payments or distributions of assets of such Guarantor in respect of such Guarantor's Guarantor Obligations until such Guarantor's Guarantor Obligations shall be paid in full. For the purposes of such subrogation, payments or distributions to SunTrust of any money, property or securities to which the Lender would be entitled except for the provisions of this Section 3 shall be deemed, as between the Borrower or any Guarantor and its creditors other than SunTrust and the Lender, to be a payment by the Borrower or such Guarantor to or on account of the Obligations, it being understood that the provisions of this Section 3 are, and are intended solely, for the purpose of defining the relative rights of the Lender and SunTrust.

                  (d) The subordination of the Obligations to each Guarantor's Guarantor Obligations in accordance with this Section 3 shall continue to be effective, or be reinstated, as the case may be, to the extent that any payment in respect of such Guarantor's Guarantor Obligations is rescinded or must otherwise be disgorged, restored or returned by SunTrust in connection with any Insolvency Event with respect to such Guarantor.

                  4. RIGHT OF CONTRIBUTION. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 5 hereof. The provisions of this Section shall in no respect limit the obligations and liabilities of any Guarantor to the Lender, and each Guarantor shall remain liable to the Lender for the full amount guaranteed by such Guarantor hereunder.

                  5. NO SUBROGATION. Notwithstanding any payment or payments made by any of the Guarantors hereunder or any set-off or application of funds of any of the Guarantors by the Lender, no Guarantor shall be entitled to be subrogated to any of the rights of the Lender against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Lender for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the

Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Lender by the Borrower on account of the Obligations are paid in full. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Lender, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Lender in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Lender, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Lender may determine.

                  6. AMENDMENTS, ETC. WITH RESPECT TO THE OBLIGATIONS; WAIVER OF RIGHTS. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Lender may be rescinded by the Lender and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lender, and the Note, this Guarantee and any other documents executed and delivered in connection herewith or therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lender may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Lender shall not have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against any of the Guarantors, the Lender may, but shall be under no obligation to, make a similar demand on the Borrower or any other Guarantor or guarantor, and any failure by the Lender to make any such demand or to collect any payments from the Borrower or any such other Guarantor or guarantor or any release of the Borrower or such other Guarantor or guarantor shall not relieve any of the Guarantors in respect of which a demand or collection is not made or any of the Guarantors not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Lender against any of the Guarantors. For the purposes hereof, "demand" shall include the commencement and continuance of any legal proceedings.

                  7. GUARANTEE ABSOLUTE AND UNCONDITIONAL. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations, and notice of or proof of reliance by the Lender upon this Guarantee or acceptance of this Guarantee, the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Lender, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Note, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Lender to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Lender against such Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Lender and its successors, indorsees, transferees and assigns, until all the Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by payment in full.

                  8. REINSTATEMENT. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

                  9. PAYMENTS. Each Guarantor hereby guarantees that payments hereunder will be paid to the Lender without set-off or counterclaim in U.S. Dollars at the office of the Lender located at 425 Lexington Avenue, New York, New York 10017.

                  10. NOTICES. All notices, requests and demands to or upon the Lender or any Guarantor to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (a) when delivered by hand or (b) if given by mail, when deposited in the mails by certified mail, postage prepaid, return receipt requested, or (c) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

                        (i) if to the Lender, at its address or transmission
                  number for notices provided in subsection 7(b) of the Note;
                  and

                        (ii) if to any Guarantor, at its address or
                  transmission number set forth below:

                             c/o All American Semiconductor, Inc.
                             16115 Northwest 52nd Avenue
                             Miami, Florida  33014
                             Attention: Bruce M. Goldberg
                             Fax: (305) 624-5258

                             with a copy to:

                             Rubin Baum Levin Constant Friedman & Bilzin
                             2500 First Union Financial Center
                             200 South Biscayne Boulevard
                             Miami, Florida  33131
                             Attention: Alan Axelrod, Esq.
                             Fax: (305) 374-7593

                  The Lender and each Guarantor may change its address and transmission numbers for notices by notice in the manner provided in this Section.

                  11. COUNTERPARTS. This Guarantee may be executed by one or more of the Guarantors on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Guarantee signed by all the Guarantors shall be lodged with the Lender.

                  12. SEVERABILITY. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  13. INTEGRATION. This Guarantee represents the agreement of each Guarantor with respect to the subject matter hereof and there are no promises or representations by the Lender relative to the subject matter hereof not reflected herein.

                  14. AMENDMENTS IN WRITING; NO WAIVER; CUMULATIVE REMEDIES. (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Guarantor and the Lender, PROVIDED that any provision of this Guarantee may be waived by the Lender in a letter or agreement executed by the Lender or by telex or facsimile transmission from the Lender.

                  (b) The Lender shall not by any act (except by a written instrument pursuant to paragraph 14(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Lender would otherwise have on any future occasion.

                  (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

                  15. SECTION HEADINGS. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                  16. SUCCESSORS AND ASSIGNS. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Lender and its successors and assigns.

                  17. GOVERNING LAW. This Guarantee shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

        [ THE REMAINDER OF THIS PAGE INTENTIONALLY HAS BEEN LEFT BLANK ]

                  IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                                       ACCESS MICRO PRODUCTS, INC.

                                       By:  /s/ Howard Flanders
                                            -------------------
                                       Name:    Howard Flanders
                                       Title:   VP & CFO

                                       ALL AMERICAN ADDED VALUE, INC.

                                       By:  /s/ Howard Flanders
                                            -------------------
                                       Name:    Howard Flanders
                                       Title:   VP & CFO

                                       ALL AMERICAN A.V.E.D., INC.

                                       By:  /s/ Howard Flanders
                                            -------------------
                                       Name:    Howard Flanders
                                       Title:   VP & CFO

                                       ALL AMERICAN SEMICONDUCTOR OF
                                         ATLANTA, INC.

                                       By:  /s/ Howard Flanders
                                            -------------------
                                       Name:    Howard Flanders
                                       Title:   VP & CFO

                                       ALL AMERICAN SEMICONDUCTOR OF
                                         CANADA, INC.

                                       By:  /s/ Howard Flanders
                                            -------------------
                                       Name:    Howard Flanders
                                       Title:   VP & CFO

                                       ALL AMERICAN SEMICONDUCTOR OF
                                         CHICAGO, INC.

                                       By:  /s/ Howard Flanders
                                            -------------------
                                       Name:    Howard Flanders
                                       Title:   VP & CFO

                                       ALL AMERICAN SEMICONDUCTOR OF
                                         FLORIDA, INC.

                                       By:  /s/ Howard Flanders
                                            -------------------
                                       Name:    Howard Flanders
                                       Title:   VP & CFO

                                       ALL AMERICAN SEMICONDUCTOR OF
                                         HUNTSVILLE, INC.

                                       By:  /s/ Howard Flanders
                                            -------------------
                                       Name:    Howard Flanders
                                       Title:   VP & CFO

                                       ALL AMERICAN SEMICONDUCTOR OF
                                         MASSACHUSETTS, INC.

                                       By:  /s/ Howard Flanders
                                            -------------------
                                       Name:    Howard Flanders
                                       Title:   VP & CFO

                                       ALL AMERICAN SEMICONDUCTOR OF
                                         MICHIGAN, INC.

                                       By:  /s/ Howard Flanders
                                            -------------------
                                       Name:    Howard Flanders
                                       Title:   VP & CFO

                                       ALL AMERICAN SEMICONDUCTOR OF
                                         MINNESOTA, INC.

                                       By:  /s/ Howard Flanders
                                            -------------------
                                       Name:    Howard Flanders
                                       Title:   VP & CFO

                                       ALL AMERICAN SEMICONDUCTOR OF NEW
                                         YORK, INC.

                                       By:  /s/ Howard Flanders
                                            -------------------
                                       Name:    Howard Flanders
                                       Title:   VP & CFO

                                       ALL AMERICAN SEMICONDUCTOR -
                                         NORTHERN CALIFORNIA, INC.

                                       By:  /s/ Howard Flanders
                                            -------------------
                                       Name:    Howard Flanders
                                       Title:   VP & CFO

                                       ALL AMERICAN SEMICONDUCTOR OF
                                         PHILADELPHIA, INC.

                                       By:  /s/ Howard Flanders
                                            -------------------
                                       Name:    Howard Flanders
                                       Title:   VP & CFO

                                       ALL AMERICAN SEMICONDUCTOR OF
                                         PHOENIX, INC.

                                       By:  /s/ Howard Flanders
                                            -------------------
                                       Name:    Howard Flanders
                                       Title:   VP & CFO

                                       ALL AMERICAN SEMICONDUCTOR OF
                                         PORTLAND, INC.

                                       By:  /s/ Howard Flanders
                                            -------------------
                                       Name:    Howard Flanders
                                       Title:   VP & CFO

                                       ALL AMERICAN SEMICONDUCTOR OF
                                         ROCKVILLE, INC.

                                       By:  /s/ Howard Flanders
                                            -------------------
                                       Name:    Howard Flanders
                                       Title:   VP & CFO

                                       ALL AMERICAN SEMICONDUCTOR OF SALT
                                         LAKE, INC.

                                       By:  /s/ Howard Flanders
                                            -------------------
                                       Name:    Howard Flanders
                                       Title:   VP & CFO

                                       ALL AMERICAN SEMICONDUCTOR OF
                                         TEXAS, INC.

                                       By:  /s/ Howard Flanders
                                            -------------------
                                       Name:    Howard Flanders
                                       Title:   VP & CFO

                                       ALL AMERICAN TECHNOLOGIES, INC.

                                       By:  /s/ Howard Flanders
                                            -------------------
                                       Name:    Howard Flanders
                                       Title:   VP & CFO

                                       ALL AMERICAN TRANSISTOR OF
                                         CALIFORNIA, INC.

                                       By:  /s/ Howard Flanders
                                            -------------------
                                       Name:    Howard Flanders
                                       Title:   VP & CFO

                                       AMERICAN ASSEMBLIES & DESIGN, INC.

                                       By:  /s/ Howard Flanders
                                            -------------------
                                       Name:    Howard Flanders
                                       Title:   VP & CFO

                                       AVED INDUSTRIES, INC.

                                       By:  /s/ Howard Flanders
                                            -------------------
                                       Name:    Howard Flanders
                                       Title:   VP & CFO

                                       PALM ELECTRONICS MANUFACTURING
                                         CORP.

                                       By:  /s/ Howard Flanders
                                            -------------------
                                       Name:    Howard Flanders
                                       Title:   VP & CFO

                                       ALL AMERICAN SEMICONDUCTOR OF
                                         WASHINGTON, INC.

                                       By:  /s/ Howard Flanders
                                            -------------------
                                       Name:    Howard Flanders
                                       Title:   VP & CFO

                                       Accepted and Agreed:

                                       CIBC INC.

                                       By:    /s/ Timothy E. Doyle
                                              ----------------------
                                       Name:    Timothy E. Doyle
                                       Title:   Managing Director